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                                                                    EXHIBIT 10.6


                           STOCK PURCHASE AGREEMENT


      This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as April 14, 2000 by and between MGM GRAND, INC., a Delaware corporation (the "Company"), and the persons whose names appear as signatories on the signature pages hereto (collectively, the "Purchasers"). The Company and the Purchasers are referred to collectively herein as the "Parties".

                             PRELIMINARY STATEMENT

      On the terms and conditions set forth in this Agreement, the Purchasers desire to purchase, and the Company desires to issue and sell to the Purchasers, the number of shares of common stock of the Company, par value $0.01 ("Common Stock") equal to the aggregate of the numbers of such shares listed on the signature pages hereto (the "Shares"), at a purchase price of $26.50 per Share (the "Per Share Price"), with each Purchaser to purchase the number of Shares set forth on such Purchaser's signature page hereto (such number of Shares set forth on such signature page being referred to herein as such Purchaser's "Allocated Shares").

                                   AGREEMENT

In consideration of the mutual promises, covenants and conditions hereinafter set forth, the Parties hereto mutually agree as follows:

   Authorization and Sale of the Shares.

      Basic Transaction. Subject to the terms and conditions hereof, on a "delivery against payment" basis at the Closing (as defined herein), the Company will issue and sell to each Purchaser, and each Purchaser will purchase from the Company, such Purchaser's Allocated Shares for the aggregate price appearing on such Purchaser's signature page hereto (such aggregate purchase price being referred to herein as such Purchaser's "Allocated Purchase Price"). The Allocated Shares of each Purchaser shall consist of (i) the number of treasury shares of the Company set forth on such Purchaser's signature page hereto plus (ii) the number of shares of Common Stock which are not treasury shares set forth on such Purchaser's signature page hereto.

      Purchase Price. Each Purchaser severally and not jointly agrees to pay such Purchaser's Allocated Purchase Price to the Company as the purchase price for such Purchaser's Allocated Shares. Each Purchaser shall pay or wire transfer its Allocated Purchase Price at the Closing in cash by wire transfer to such account of the Company as the Company shall have designated by notice to such Purchaser not less than one business day prior to the Closing Date (defined below).

   Closing; Delivery.

      Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall take place at the offices of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, 2121 Avenue of the
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Stars, 18th Floor, Los Angeles, California 90067 commencing at 9:00 a.m.
local time on the second business day following the date of this Agreement or such other date as the Parties may mutually determine (the "Closing Date").

      Delivery. Subject to the terms and conditions of this Agreement, at the Closing (i) the Company shall deliver, or cause to be delivered, to each Purchaser certificates, registered in such Purchaser's name or the name of the nominee or nominees, as such Purchaser may request, representing such Purchaser's Allocated Shares, and (ii) each Purchaser shall pay such Purchaser's Allocated Purchase Price as provided in Section
1.2 above.

      Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing Date as follows:

      Organization and Standing; Articles and Bylaws The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has made available to each Purchaser or its counsel true, correct and complete copies of the Company's Certificate of Incorporation and Bylaws, each as amended to date.

      Corporate Power. The Company has all requisite legal and corporate power to enter into this Agreement, to sell the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

      Capitalization. The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, of which 111,842,262 shares were outstanding as of April 12, 2000 (not including treasury shares) and 27,059,000 treasury shares. Except for (a) the Shares, and (b) stock options granted pursuant to the Company's stock option plans or issuance of shares of Common Stock on the exercise of such options or as otherwise disclosed in the Public Reports (defined below), since April 12, 2000 the Company has not issued or committed to issue any shares of Common Stock.

   Authorization.

      All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the issuance and sale of the Shares in accordance with this Agreement and (ii) the execution, delivery and performance by the Company of this Agreement have been taken. This Agreement constitutes valid and binding obligations of the Company enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and rules of laws concerning equitable remedies. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, sublease, voting agreement, voting trust or other instrument or agreement to which
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the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject, nor will any such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

      The Shares have been duly authorized, and when issued in compliance with the provisions of this Agreement will be validly issued, fully paid and nonassessable, and will be free of any liens, encumbrances or restrictions on transfer; provided, however, that the Shares will be subject to restrictions on transfer under state and/or federal securities laws.

      No stockholder of the Company and no other Person has any right of first refusal or any preemptive rights in connection with the issuance and sale of any of the Shares. In this Agreement "Person" means any individual, corporation, limited liability company, partnership or any other private, public or government entity.

      Subject to the accuracy of each Purchaser's representations and warranties in Section 4 of this Agreement, the offer, sale and issuance of the Shares constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of any applicable state or jurisdiction (other than notice filings required under applicable law).

      To the Company's knowledge, no event has occurred which constitutes or may reasonably be expected to cause a material adverse effect on the Company's or Mirage's ability to consummate the Company's acquisition of Mirage in accordance with the terms of the Agreement and Plan of Merger, dated March 6, 2000, among Mirage, MGMGMR Acquisition, Inc. and the Company.

      Filings with the SEC. The Company has made all filings with the Securities and Exchange Commission (the "SEC") that it has been required to make under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act")(collectively the "Public Reports"), since January 1, 1999. Each of the Public Reports, as of its respective date, has complied with the Securities Act and the Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      Financial Statements. The financial statements included in or incorporated by reference into the Public Reports (including the related notes and schedules) (the "Financial Statements") have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered thereby, except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC, and fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the indicated dates and the results of operations of the Company and its Subsidiaries for the indicated periods; provided , however, that the interim statements are
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subject to normal year-end adjustments.  As used herein "Subsidiary" means any corporation or other entity with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or other appropriate equity interest, or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors, managers or members (as appropriate) of its board of directors or other governing body.

      Events Subsequent to December 31, 1999. Since December 31, 1999, no event has occurred which has caused or constitutes a Material Adverse Effect (defined below) on the Company except as publicly disclosed by the Company. As used herein "Material Adverse Effect" means a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries taken as a whole, or a material adverse effect on the ability of the Company to perform its obligations under this Agreement; provided, however, that none of the following, individually or in the aggregate, will be deemed to have a Material Adverse Effect on the Company: (x) fluctuations in the market price of the Common Stock, (y) any change or an effect arising out of general economic conditions or conditions generally affecting the gaming, hotel, entertainment and/or resort industries or (z) the Company 's agreement to acquire Mirage Resorts, Incorporated ("Mirage") or the consummation thereof or obligations incurred in furtherance of such acquisition (including with respect to the financing thereof).

      Undisclosed Liabilities. Except for (i) liabilities disclosed in the Public Reports, (ii) liabilities which have arisen after December 31, 1999 in the ordinary course of the Company's business, and (iii) liabilities which may be assumed or incurred in connection with the Company's acquisition of Mirage, to the Company's knowledge, none of the Company or any of its Subsidiaries has any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) which, individually or in the aggregate, would have a Material Adverse Effect.

      Representations and Warranties by each Purchaser. Each Purchaser severally for itself alone, and not jointly, represents and warrants to the Company as follows as of the date hereof and as of the Closing Date:

4.1 Investment Intent. The Purchaser's Allocated Shares are being acquired for the Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering in violation of the Securities Act.

4.2   Unregistered Securities.  The Purchaser understands that the
Shares have not been registered under the Securities Act or the securities laws of any state, and that, except as contemplated by Section 7 hereof,
(i) the Company has no present intention of registering the Shares, (ii)
the Shares must be held by the Purchaser indefinitely, and (iii) the
Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. Except as provided in
Section 7 of this Agreement, the Company has not agreed to register any of the Shares.  The Purchaser is domiciled in the jurisdiction and at the address set forth on the Purchaser's signature page hereto.
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4.3   Access to Information.  During the negotiation of the transactions contemplated herein, the Purchaser and its representatives and legal counsel (i) have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company and to its offices and facilities, (ii) have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial conditions, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and (iii) have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein.

4.4 Due Diligence Investigation. The Purchaser and Purchaser's representatives have been solely responsible for the Purchaser's own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for Purchaser's own analysis of the fairness and desirability of the terms of the investment. In taking any action or performing any role relative to the arranging of the proposed investment, the Purchaser has acted solely in Purchaser's own interest, and neither the Purchaser nor any of Purchaser's agents or employees) has acted as an agent of the Company. The Purchaser has such knowledge and experience in financial and business matters such that the Purchaser is capable of evaluating the merits and risks of the purchase of the Purchaser's Allocated Shares pursuant to the terms of this Agreement and of protecting the Purchaser's interests in connection therewith. Each Purchaser acknowledges and understands that provisions appearing in the Company's certificate of incorporation and in the gaming laws of various jurisdictions in which the Company or its Subsidiaries conduct business may require such Purchaser to dispose of its Shares.

4.5 Accredited Investor. Such Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Purchaser is able to bear the economic risk of the purchase of the Purchaser's Allocated Shares pursuant to the terms of this Agreement, including a complete loss of the Purchaser's investment.

4.6 Power and Authority. The Purchaser has the full right, power and authority to enter into and perform the Purchaser's obligations under this Agreement, and this Agreement constitutes valid and binding obligations of the Purchaser enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules of law concerning equitable remedies.

4.7 Legend. Purchaser acknowledges that each certificate representing the Shares will be endorsed with substantially the following legends:

      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER THE ACT AND ANY STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.

Any other legends required by applicable state or federal securities laws
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or any applicable state laws (including applicable state gaming laws)
regulating the Company's business.

   Conditions to Closing.

      Conditions to Obligations of each Purchaser. The obligation of each Purchaser to purchase such Purchaser's Allocated Shares at the Closing is subject to: (x) the representations and warranties made by the Company in
Section 3 hereof being true and correct when made, and being true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date; and the Company having performed all obligations and conditions required by this Agreement to be performed or observed by it with respect to such Purchaser on or prior to the Closing Date (including tender by the Company to such Purchaser of such Purchaser's Allocated Shares for the Allocated Purchase Price in accordance with the terms of this Agreement), (y) such Purchaser's Allocated Shares shall have been listed on the New York Stock Exchange subject to notice of issuance, and (z) such Purchaser shall have received a legal opinion of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP, a counsel to the Company, substantially in the form of Exhibit A hereto.

      Conditions to Obligations of the Company. The Company's obligation to issue and sell any Shares at the Closing is subject to: (x) the representations and warranties made by each Purchaser in Section 4 being true and correct when made and being true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date; and all Purchasers having performed all obligations and conditions required by this Agreement to be performed or observed by each of them on or prior to the Closing Date (including receipt by the Company from each Purchaser of their respective Allocated Purchase Price as payment for each such Purchaser's respective Allocated Shares on the Closing Date in accordance with the terms of this Agreement), (y) the Shares shall have been listed on the New York Stock Exchange subject to notice of issuance, and (z) the Company shall have received a fairness opinion reasonably acceptable to the Company addressed to the Company to the effect that the Price Per Share is fair from a financial point of view to the Company and its stockholders other than the Purchasers.

      Certain Corporate Transactions. Nothing in this Agreement shall in any way prohibit the Company from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its shareholders in liquidation, or from dissolving and terminating its corporate existence.

      Removal of Legend and Transfer Restrictions. Any legend relating to the Securities Act or any state securities laws endorsed on a stock certificate representing any Shares issued pursuant to this Agreement, and the stop transfer instructions with respect to such Shares shall be removed and the Company shall issue a certificate without such legend to a Purchaser if (i) the offer and sale of such Shares are registered under the Securities Act, a prospectus meeting the requirements of the Securities Act is available with respect to such securities, and the Purchaser agrees to deliver such prospectus to the extent required by law, or (ii) such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act ("Rule 144") and applicable state securities laws and the
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Purchaser provides the Company with either (at Purchaser's option) an opinion of Purchaser's counsel or certificates, reasonably satisfactory to legal counsel for the Company, to the effect that the Purchaser has complied with the provisions of Rule 144. The Company shall not be required to issue or transfer any certificate or certificates for Shares until all then applicable requirements of law and the national securities exchange or exchanges on which the Company's securities are then listed have been met. The Company will act promptly and in good faith to make all reasonable efforts to meet all applicable requirements for such issuance or transfer.

   Registration Rights.

      Registration of Shares. The Company will (i) prepare and file as soon as practicable but in all events within Thirty (30) days after the Closing Date a Form S-3 (or, if such form is not available to the Company, a Form S-1) with the SEC to register sales of the Shares by the Purchasers under the Securities Act, (ii) use its reasonable best efforts to cause such Form S-3 (or such other form, if appropriate) to become effective as soon as practicable after such filing, but in all events with 120 days following the Closing Date, and (iii) use its reasonable best efforts to cause such registration statement to remain effective at all times thereafter until the second anniversary of the Closing Date or such shorter period as will terminate when all of the Shares have been disposed of by the Purchasers (but in any event not before the expiration of any longer period required under the Securities Act) and (iv) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in this sentence above; provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel to each Purchaser copies of all such documents proposed to be filed, which documents will be subject to review of such counsel.

      Registration Procedures. With respect to any registration of Shares under this Section 7 the Company will:

(a) furnish to each Purchaser participating in such registration such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Allocated Shares owned by the Purchaser;

(b) use its best efforts to register or qualify all Shares included in such registration under such other securities or blue sky laws of such jurisdictions as any selling Purchaser reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Purchaser to consummate the disposition in such jurisdictions of such Allocated Shares to be sold by such Purchaser (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(c)   notify each Purchaser selling Shares in such offering, at any time
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when a prospectus relating thereto is required to be delivered under the
Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and the Company will promptly prepare and file with the SEC and, at the request of any such Purchaser, furnish to such seller a reasonable number of copies of, a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(d) cause all Shares to be sold in such offering to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(e) provide a transfer agent and registrar for all Shares to be included in such offering not later than the effective date of the registration statement for such offering;

(f) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the first full calendar quarter of the Company after the effective date of the registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act and Rule 158 thereunder; and

(g) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use all commercially reasonable efforts promptly to obtain the withdrawal of such order;

      Registration Expenses.  (a) Except as expressly provided in this
Section 7, the Company shall pay all Registration Expenses relating to any registration of Shares hereunder. "Registration Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Section 7, including (i) SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and all listing fees with respect to the inclusion of securities on the New York Stock Exchange, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company, and (vi) fees and disbursements of all independent public accountants and fees and expenses of other Persons, including special experts, retained by the Company.

      (b)  Notwithstanding the foregoing , (i) the provisions of this
Section 7.3 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (ii) in connection with any registration hereunder, each Purchaser shall pay all underwriting discounts and commissions and transfer taxes, if any, attributable to the Shares included in the offering by the Purchaser and all fees and expenses of such Purchaser's counsel.

      Indemnification. (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Purchaser, its officers, directors, employees and agents and each Person who controls such Purchaser (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which such Purchaser or any such director, officer, employee, agent or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto used in connection with this
Section 7 or (B) in any application or other document or communication (in this Section 7.4 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading or (iii) any violation by the Company of the Securities Act or any state securities law, or any rule or regulation promulgated under the Securities Act or any state securities law, or any other law applicable to the Company relating to any such registration or qualification, and the Company will reimburse the Purchaser and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by any Purchaser expressly for use therein or by any Purchaser's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished any Purchaser with a sufficient number of copies of the same.

(b) In connection with any registration statement in which any Purchaser is participating, such Purchaser will furnish to the Company in writing such information and documents concerning such Purchaser as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company and it directors and officers and each other Person who controls or is controlled by the Company and the directors and officers of each such Person controlling or controlled by the Company and the directors and officers of each such controlling or controlled Person (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling or controlled Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission or alleged omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information concerning such Purchaser prepared and furnished to the Company by or on behalf of such Purchaser in writing expressly for use therein, and each Purchaser will reimburse the Company and each such director, officer and controlling or controlled Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnity will be individual to each Purchaser and will be limited to the net amount of proceeds received by such Purchaser from the sale of Shares by such Purchaser pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified parties and the Company may exist with respect to such claim, permit the Company to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided , however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an indemnifying party's ability to defend such action. If such defense is assumed, the indemnified party will not be subject to any liability for any settlement made by the Company without its consent (but such consent will not be unreasonably withheld). Anything to the contrary appearing in this Agreement notwithstanding, the Company will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified hereunder with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. If the Company assumes the defense, the indemnified party may engage its own counsel at its own sole cost and expense. All fees and expenses of counsel to any indemnified party required to be paid by the Company shall be paid by the Company as incurred by such indemnified party.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent or controlling or controlled Person of such indemnified party and will survive the transfer of Shares by any Purchaser. If the indemnification provided for herein is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the indemnified party or parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by any Purchaser or any director, officer, employee, agent or controlling or controlled Person thereof exceed the amount of the net proceeds received by such Purchaser from the sale of Shares pursuant to such registration statement.

      Current Public Information. At all times prior to the earlier of the second anniversary of the Closing Date and the date on which each Purchaser has disposed of all of such Purchaser's Allocated Shares, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the commission thereunder to the extent required to enable the Purchaser to sell Shares pursuant to Rule 144.

   Miscellaneous.

      Waivers and Amendments. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the amendment, change, waiver, discharge or termination is sought, except to the extent provided in this Section 8.1.

      Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to conflicts of laws principles.

      Survival. The representations and warranties made herein shall survive until the first anniversary of the Closing Date.

      Reasonable Best Efforts. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth herein). Without limitation to the foregoing sentence, each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies required to consummate the transactions contemplated hereby.

      Attorneys' Fees. Should any Party or any Person bound by the provisions of this Agreement institute any legal action against any other Person(s) and/or party to enforce the provisions hereof (including any claim for breaches of representations and warranties), the prevailing party in such action shall be entitled to receive from the losing party, in addition to any other relief to which the prevailing party may be entitled, such amount as the court may adjudge to be reasonable attorneys' fees and court costs.

      Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No Purchaser may assign this Agreement without the prior written consent of the Company, which consent may be granted or denied by the Company in its sole and complete discretion.

      Entire Agreement. This Agreement, including the Exhibits hereto, embodies the entire agreement and understanding between the parties hereto with respect to the matters dealt with herein and supersedes all prior written or oral agreements and understandings with respect to such matters. Each Party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any Party on the basis that the Party was the drafter. Subject to the first sentence of Section 8.16, this Agreement is the result of arms' length negotiation among all of the Parties.

      Notices, etc. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopy or hand delivery:

If to the Company, to:

MGM Grand, Inc.
3799 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: James J. Murren, President and Chief Financial Officer
Telecopier: (702) 891-1114


With a copy to:

Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP
2121 Avenue of the Stars, 18th Floor
Los Angeles, CA 90067
Attention:  Gary N. Jacobs, Esq.
Telecopier: (310) 556-2920

If to a Purchaser, to the address set forth on such Purchaser's signature page hereto. As to any Party, notices shall be sent to such Party at such address other than that specified herein as such Party shall specify from time to time by notice to each other Party.

      All such notices and communications shall be deemed to have been given or made (a) when delivered by hand, (b) five business days after being deposited in the mail, postage prepaid, (c) when telexed, answer-back received or (d) when telecopied, receipt acknowledged.

      Severability. In the event that anyone or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of he parties hereto shall be enforceable to the fullest extent of the law.

   Finder's Fees.

      The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement; and (ii) hereby agrees to indemnify and to hold the Purchaser harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other Person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

      Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and
(ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other Person or firm (and the costs and expenses of defending against such liability or asserted liability) for which it, or any of its employees or representatives, are responsible.

      Expenses. Each Party shall bear its expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

      Descriptive Headings; Meaning of "Including". The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of terms contained herein. As used herein. "including" shall be construed to mean "including, without limitation" unless expressly stated to the contrary.

      Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or hereunder may be executed any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

      Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Purchaser, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law or otherwise afforded to a Purchaser, shall be cumulative and not alternative.

      Termination Any Party may terminate this Agreement as to such Party on written notice to the other Parties if the Closing does not occur by May 1, 2000. No termination of this Agreement shall relieve a breaching Party from liability to any non-breaching Party.

      Non-Involvement of Tracinda. The Parties acknowledge and agree that neither Kirk Kerkorian or Tracinda Corporation has participated in negotiating this Agreement or setting the Per Share Price under this Agreement, and that the Per Share Price has been determined solely through negotiations among the Company and Purchasers other than Tracinda Corporation and Kirk Kerkorian. The Parties hereby further agree that in the event (i) there is any alleged breach or default by any Party under this Agreement or any other agreement provided for herein, or (ii) any

Party has any claim arising from or relating to this Agreement or any such agreement, no Party, nor any Party claiming through such Party, shall commence any proceedings or otherwise seek to impose any liability whatsoever against Kirk Kerkorian or Tracinda Corporation by reason of such alleged breach, default or claim; provided, however, that notwithstanding the foregoing, this sentence shall not limit any claim, right or remedy of the Company against Tracinda Corporation with respect to any breach or default by Tracinda Corporation under this Agreement.

      Third Parties. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of the Parties and their respective successors and permitted assigns. No Person other than the Parties shall have any rights of any nature hereunder or by reason hereof.


IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

"COMPANY"

MGM GRAND, INC


By:  /s/ James J. Murren
Its:  President and Chief Financial Officer

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.


                         "COMPANY"

                         MGM GRAND, INC


                         By:  /s/  James J. Murren
                            ----------------------
                         Its:  President & CFO
                             -----------------

                         "PURCHASER"

                         TRACINDA CORPORATION

                         By:  /s/  Anthony Mandekic
                            ----------------------------
                              Name:  Anthony Mandekic
                              Title: Secretary/Treasurer


Address and Domicile:
--------------------
150 South Rodeo Drive, Suite. 250
Beverly Hills, CA 90212
Attention:  Richard E. Sobelle, Esq.

Allocated Shares:  23,000,000
                 ---------------------

Treasury Shares:   23,000,000
                 ---------------------

Non-Treasury Shares:   0
                    ------------------

Allocated Purchase Price: $609,500,000
                          ------------

                         "PURCHASER"

                         ZEKE LP

                         By:  /s/  Edward N. Antoian
                            ------------------------
                              Name:  Ed Antoian
                              Title: G.P.


Address and Domicile:
--------------------
1235 Westlakes Drive, Suite 330
Berwyn, Pennsylvania 19312
Attention:  Chartwell Investment Partners

Allocated Shares:  400,000
                 --------------------

Treasury Shares:   0
                ---------------------

Non-Treasury Shares:  400,000
                    -----------------

Allocated Purchase Price: $10,600,000
                          -----------

                         "PURCHASER"

                         ALLIANCE CAPITAL MANAGEMENT L.P.
                         as investment manager for the client accounts listed in Exhibit 1 hereto
                         By:  Alliance Capital Management Corporation,
                                General Partner

                         By:  /s/  Mark R. Manley
                            ----------------------------
                              Name:  Mark R. Manley
                              Title: Assistant Secretary


Address and Domicile:
--------------------
1349 Avenue of the Americas
New York, New York 10105
Attention:  Mark R. Manley, Senior Vice President


Allocated Shares:  4,000,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  4,000,000
                    --------------------

Allocated Purchase Price: $106,000,000
                          --------------

                                   EXHIBIT 1
                                   ---------


Alliance Accounts                                    Domicile        Account #        Share Amt
Separate Account No 144 Elas Retirement             USA                       144         155,000
The Alliance Growth Fund                            USA                       652       1,510,000
SB/Travellers Vintage - Alliance Growth             USA                       929         250,000
VIP Growth Fund                                     USA                       940          85,000


Ford Master Trust                                   USA              22-0420000-0         309,013
EQ Alliance Balanced Portfolio Research             USA              22-0465600-1         110,730
EQ Alliance Cons Investors Portfolio Research       USA              22-0510100-1          18,026
EQ Alliance Growth Investors Portfolio Research     USA              22-0510200-1         163,519
New York State Common Retirement Fund               USA              22-0713000-0         598,712


Alliance Fund                                       USA                2202555000          170000
Separate Account 4 (pooled)                         USA                         4          400000
Pacific Select                                      USA                2207361001           60000
The GCG Trust Growth & Income Series                USA                2204391021           80000
EQAT Alliance Growth Investor (Com)                 USA                      618B           60000
EQAT Alliance Conservative (Equities)               USA                      619C            5000
EQAT Alliance Balanced (Midcap)                     USA                      624M           25000
                                                                                        ---------
                                                                                        4,000,000

                         "PURCHASER"

                         CAPITAL RESEARCH AND MANAGEMENT
                         COMPANY, on behalf of The New Economy Fund

                         By:  /s/  Michael Downer
                            --------------------------
                              Name:  Michael J. Downer
                              Title: Secretary


Address and Domicile:
--------------------
The New Economy Fund
c/o Capital Research and Management Company
333 Hope Street, 55/th/ Floor
Los Angeles, CA 90071
Attention:  Michael J. Downer


Allocated Shares:  2,788,500
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  2,788,500
                    --------------------

Allocated Purchase Price:  $73,895,250
                          --------------

                         "PURCHASER"

                         CAPITAL RESEARCH AND MANAGEMENT
                         COMPANY, on behalf of The Growth Fund of America, Inc.

                         By:  /s/  Michael Downer
                            --------------------------
                              Name:  Michael J. Downer
                              Title: Secretary


Address and Domicile:
--------------------
The Growth Fund of America, Inc.
c/o Capital Research and Management Company
333 Hope Street, 55/th/ Floor
Los Angeles, CA 90071
Attention:  Michael J. Downer


Allocated Shares:  4,058,500
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  4,058,500
                    --------------------

Allocated Purchase Price: $107,550,250
                          --------------

                         "PURCHASER"

                         CAPITAL RESEARCH AND MANAGEMENT
                         COMPANY, on behalf of New Perspective Fund

                         By:  /s/  Michael Downer
                            --------------------------
                              Name:  Michael J. Downer
                              Title: Secretary


Address and Domicile:
--------------------
New Perspective Fund
c/o Capital Research and Management Company
333 Hope Street, 55/th/ Floor
Los Angeles, CA 90071
Attention:  Michael J. Downer


Allocated Shares:  3,153,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  3,153,000
                    --------------------

Allocated Purchase Price:  $83,554,500
                          --------------

                         "PURCHASER"

                         MFS SERIES TRUST V, on behalf of
                         MFS Total Return Fund

                         By:  /s/  James R. Bordewick, Jr.
                            --------------------------------------
                              Name:  James R. Bordewick, Jr.
                              Title: Assistant Secretary, and not
                                     individually


Address and Domicile:
--------------------
500 Boylston St.
Boston, MA 02116
Domicile:   MA
Attention:  James F. Des Marais


Allocated Shares:  400,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  400,000
                    --------------------

Allocated Purchase Price: $10,600,000
                          --------------

                         "PURCHASER"

                         CENTURION PARTNERS, LP

                         By:  /s/  John C. Grizzetti
                            --------------------------
                              Name:  John C. Grizzetti
                              Title: CFO


Address and Domicile:
--------------------
152 W. 57th Street, 38/th/ Floor
New York, NY 10019
Attention:  John C. Grizzetti


Allocated Shares:  558,500
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  558,500
                    --------------------

Allocated Purchase Price: $14,800,250
                          --------------

                         "PURCHASER"

                         CENTURION LONG TERM STRATEGIES

                         By:  /s/  John C. Grizzetti
                            --------------------------
                              Name:  John C. Grizzetti
                              Title: CFO

Address and Domicile:
--------------------
152 W. 57th Street, 38/th/ Floor
New York, NY 10019
Attention:  John C. Grizzetti


Allocated Shares:  377,400
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  377,400
                    --------------------

Allocated Purchase Price: $10,001,100
                          --------------

                         "PURCHASER"

                         CENTURION OVERSEAS FUND, LTD

                         By:  /s/  John C. Grizzetti
                            --------------------------------
                              Name:  John C. Grizzetti
                              Title: CFO of Primary Advisor

Address and Domicile:
--------------------
c/o Centurion Advisors, LP
152 W. 57th Street, 38/th/ Floor
New York, NY 10019
Attention:  John Grizzetti


Allocated Shares:  1,064,100
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  1,064,100
                    --------------------

Allocated Purchase Price: $28,198,650
                          --------------

                         "PURCHASER"

                         LEGG MASON VALUE TRUST, INC.,
                         by Legg Mason Fund Adviser, Inc.,
                         adviser with discretion for the Trust,

                         By:  /s/  Jennifer W. Murphy
                            -------------------------------
                              Name:  Jennifer W. Murphy
                              Title: Senior Vice President


Address and Domicile:
--------------------
Legg Mason Value Trust, Inc.
C/O Legg Mason Fund Adviser, Inc.
100 Light Street, 22/nd/ floor
Baltimore, MD 21202
Attention:  Jennifer W. Murphy, Senior Vice President


Allocated Shares:  3,000,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  3,000,000
                    --------------------

Allocated Purchase Price: $79,500,000
                          --------------

                         "PURCHASER"

                         HUSIC CAPITAL MANAGEMENT

                         By:  /s/  Frank J. Husic
                            ---------------------------
                              Name:  Frank J. Husic
                              Title: Managing Director


Address and Domicile:
--------------------
555 California Street
San Francisco, California 92130
Attention:  Frank J. Husic


Allocated Shares:  300,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  300,000
                    --------------------

Allocated Purchase Price: $7,950,000
                          --------------

                                                     "PURCHASER"
Domicile:  MARYLAND
Allocated Shares:  1,300,773
Allocated Purchase Price:  $34,470,484.50            T. ROWE PRICE GROWTH STOCK FUND, INC.

Domicile:  CALIFORNIA
Allocated Shares:  62,000                            ENDEAVOR SERIES TRUST - T. ROWE PRICE
Allocated Purchase Price:  $1,643,000.00             GROWTH STOCK PORTFOLIO

Domicile:  MICHIGAN                                  JACKSON NATIONAL JNL SERIES TRUST -
Allocated Shares:  85,000                            T. ROWE PRICE / JNL ESTABLISHED
Allocated Purchase Price:  $2,252,500.00             GROWTH SERIES

Domicile:  CONNECTICUT
Allocated Shares:  156,000                           AETNA PORTFOLIO PARTNERS, INC. -
Allocated Purchase Price:  $4,134,000.00             T. ROWE GROWTH EQUITY PORTFOLIO

Domicile:  MARYLAND
Allocated Shares:  796,189                           T. ROWE PRICE BLUE CHIP GROWTH
Allocated Purchase Price:  $21,099,008.50            FUND, INC.

Domicile:  MINNESOTA
Allocated Shares:  34,000                            FORTIS SERIES FUND, INC. - BLUE
Allocated Purchase Price:  $901,000.00               CHIP STOCK SERIES

Domicile:  MARYLAND
Allocated Shares:  73,572                            T. ROWE PRICE DIVIDEND GROWTH
Allocated Purchase Price:  $1,949,658.00             FUND, INC.

Domicile:  FLORIDA
Allocated Shares:  850                               IDEX MUTUAL FUNDS - IDEX - T. ROWE
Allocated Purchase Price:  $22,525.00                PRICE DIVIDEND GROWTH

Domicile:  FLORIDA
Allocated Shares:  1050                              WRL SERIES FUND, INC. - WRL
Allocated Purchase Price:  $27,825.00                T. ROWE PRICE DIVIDEND GROWTH

Domicile:  MARYLAND
Allocated Shares:  490,566                           T. ROWE PRICE GROWTH AND INCOME
Allocated Purchase Price:  $12,999,999.00            FUND, INC.

Address:  100 East Pratt Street                      By:  T. Rowe Price Associates, Inc., Advisor
          Baltimore, MD 21202

Attn:     Robert Smith                               By:  /s/  Robert Smith
                                                         ---------------------------------------
                                                         Robert Smith
                                                         Vice President

                         "PURCHASER"

                         BRICOLEUR CAPITAL MANAGEMENT, LLC

                         By:  /s/  Daniel P. Wimsatt
                            -------------------------------
                              Name:  Daniel P. Wimsatt
                              Title: Sr. Managing Director


Address and Domicile:
--------------------
8910 University Center Lane, Suite 570
San Diego, California 92122
Attention:  Daniel P. Wimsatt


Allocated Shares:  200,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  200,000
                    --------------------

Allocated Purchase Price: $5,300,000
                          --------------

                         "PURCHASER"

                         LEGION STRATEGIES, LTD.

                         By:  /s/  Paul Flather
                            ---------------------------
                               Name:   Paul Flather
                               Title:  President
                                       Hermes Advisors

Address and Domicile:
--------------------
12636 High Bluff Drive, Suite 350
San Diego, California 92130
Attention:  Hermes Advisors


Allocated Shares:  24,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  24,000
                    --------------------

Allocated Purchase Price: $636,000
                          --------------

                         "PURCHASER"

                         ALTERNATIVE INVESTMENTS, LP

                         By:  /s/  Paul Flather
                            ---------------------------
                               Name:   Paul Flather
                               Title:  President
                                       Hermes Advisors

Address and Domicile:
--------------------
12636 High Bluff Drive, Suite 350
San Diego, California 92130
Attention:  Hermes Advisors


Allocated Shares:  4,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  4,000
                    --------------------

Allocated Purchase Price: $106,000
                          --------------

                         "PURCHASER"

                         ULTRA HERMES FUND, LTD.

                         By:  /s/  Paul Flather
                            ----------------------------
                               Name:   President
                                       Hermes Advisors


Address and Domicile:
--------------------
12636 High Bluff Drive, Suite 350
San Diego, California 92130
Attention:  Hermes Advisors


Allocated Shares:  92,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  92,000
                    --------------------

Allocated Purchase Price: $2,438,000
                          --------------

                         "PURCHASER"

                         HERMES PARTNERS, L.P.

                         By:  /s/  Paul Flather
                            --------------------------
                              Name:   Paul Flather
                              Title:  President
                                      Hermes Advisors
                                      General Partner


Address and Domicile:
--------------------
12636 High Bluff Drive, Suite 350
San Diego, California 92130
Attention:  Hermes Advisors


Allocated Shares:  80,000
                 -----------------------

Treasury Shares:   0
                ------------------------

Non-Treasury Shares:  80,000
                    --------------------

Allocated Purchase Price: $2,120,000
                          --------------